UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       May 25, 2005

Barrier Therapeutics, Inc.

(Exact name of registrant specified in its charter)

Delaware	000-50680	22-3828030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 College Road East, Suite 3200, Princeton, New Jersey 08540
(Address of principal executive offices)

(609) 945-1200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01. Other Events and Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.
Press Release dated May 25, 2005 issued by Barrier Therapeutics, Inc.

Item 7.01. Other Events and Regulation FD Disclosure.

     On May 25, 2005, Barrier Therapeutics, Inc. issued a press release announcing that the U.S. Food and Drug Administration (FDA) has issued a not approvable letter (dated May 24, 2005) for its product candidate ZimycanTM, a topical ointment for the treatment of infants with diaper dermatitis complicated by candidiasis. The FDA stated that there is insufficient information to characterize the systemic exposure to miconazole in infants. A copy of the press release is filed herewith and attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

     99.1 – Press release, dated May 25, 2005, entitled “Barrier Therapeutics Receives Not Approvable Letter from the FDA for ZimycanTM”

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARRIER THERAPEUTICS, INC.

Date: May 25, 2005	By:	ANNE M. VANLENT

	Name:	Anne M. VanLent
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Press release dated May 25, 2005 issued by Barrier Therapeutics, Inc.